SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORMS 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 1999


                      American Home Mortgage Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                  000-27081              13-4066303
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(State of other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)


  12 East 49th Street New York, NY                             10017
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(Address of principal executive officers)                   (Zip Code)


Registrant's telephone number, including area code: (212) 755-8600
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                                       N/A
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          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

     This Current Report on Form 8-K/A amends and restates in its entirety Item 7 of the Current Report on Form 8-K of American Home Mortgage Holdings, Inc. (the "Company"), filed with the Securities and Exchange Commission on January 12, 2000 (the "Original 8-K").

                           FORWARD-LOOKING STATEMENTS

     This Form 8-K/A contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the Company's operations and business environment that could render actual outcomes and results materially different than predicted. The Company's forward-looking statements are based on assumptions about many factors, including, but not limited to, general volatility of the capital markets; changes in the real estate market, interest rates or the general economy of the markets in which the Company operates; economic, technological or regulatory changes affecting the use of the Internet and changes in government regulations that are applicable to the Company's regulated brokerage and property management businesses. These and other factors are more fully discussed in the Company's prospectus filed with the Securities and Exchange Commission as part of its Registration Statement on Form S-1 (Registration No. 333-82409). While the Company believes that its assumptions are reasonable at the time forward-looking statements were made, it cautions that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update such statements in light of new information or future events.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS
            -----------------------------------------------------

(a)  Financial Statements of Business Acquired

          The audited balance sheets of Marina and its subsidiary as of December 31, 1999, 1998 and 1997 and the related consolidated statements of income, retained earnings and cash flows for the years then ended appear as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b)  Pro Forma Financial Information

          The pro forma financial information for the years ended December 31, 1999, 1998 and 1997 appear as Exhibit 99.3 to this Form 8-K/A and are hereby incorporated by reference.

(c)  Exhibits

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

      2.1* Agreement and Plan of Merger, dated as of January 17, 2000, by and among American Home Mortgage Holdings, Inc., American Home Mortgage Sub II, Inc., First Home Mortgage Corp., Inc., and the Stockholders of First Home Mortgage Corp., Inc. listed on the signature pages thereto.

      10.1* Employment Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

      10.2* Employment Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

      10.3* Employment Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

      10.4* Employment Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

      10.5* Non-Competition Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

      10.6* Non-Competition Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

      10.7* Non-Competition Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

      10.8* Non-Competition Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

      23.1                          Consents of Forman, Richter & Rubin,
                                    Certified Public Accountants.

      99.1*                         Press Release of the Registrant dated
                                    January 18, 2000.

      99.2 Marina Mortgage Company, Inc. audited financial statements for the years ended December 31, 1999, 1998 and 1997.

      99.3 Pro forma financial information for the years ended December 31, 1999, 1998, 1997.

      * = Previously filed with the Original 8-K on January 12, 2000 with the
          SEC.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMERICAN HOME MORTGAGE
                                          HOLDINGS, INC.


March 14, 2000
                                       By: /s/ Michael Strauss
                                          --------------------------------------
                                               Michael Strauss

                                  EXHIBIT INDEX

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         2.1* Agreement and Plan of Merger, dated as of January 17, 2000, by and among American Home Mortgage Holdings, Inc., American Home Mortgage Sub II, Inc., First Home Mortgage Corp., Inc., and the Stockholders of First Home Mortgage Corp., Inc. listed on the signature pages thereto.

         10.1* Employment Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

         10.2* Employment Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

         10.3* Employment Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

         10.4* Employment Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

         10.5* Non-Competition Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

         10.6* Non-Competition Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

         10.7* Non-Competition Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

         10.8* Non-Competition Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

         23.1           Consents of Forman, Richter & Rubin, Certified Public
                        Accountants.

         99.1*          Press Release of the Registrant dated January 18, 2000.

         99.2 Marina Mortgage Company, Inc. audited financial statements for the years ended December 31, 1999, 1998 and 1997.

         99.3 Pro forma financial information for the years ended December 31, 1999, 1998 and 1997.

* = Previously filed with the Original 8-K on January 12, 2000 with the SEC.